JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from July 1, 2015 to December 31, 2015

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund, Inc.
Trade Date 7/15/2015
Issuer Sunoco LP/Sunoco Finance Corp. (SUN 5.50% August 1, 2020 144A)
Cusip 86765LAB3
Bonds 154,000
Offering Price $100.00
Spread 1.00%
Cost $154,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.09%
Syndicate Members BBVA,CS,DNBK,GS,JPM,RBCCM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 7/21/2015
Issuer Caleres Inc (CAL 6.25% August 15, 2023 144A)
Cusip 129500AA2
Bonds 103,000
Offering Price $100.00
Spread 1.38%
Cost $103,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.11%
Syndicate Members BAML,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 7/31/2015
Issuer TerraForm Global Operating, LLC (GLBL 9.75% August 15, 2022 144A)
Cusip 88104UAA1
Bonds 128,000
Offering Price $98.75
Spread 2.25%
Cost $126,404
Dealer Executing Trade Barclays Captal Inc.
% of Offering  purchased by firm 2.01%
Syndicate Members BAML,BARCS,CITI,DB,GS,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/3/2015
Issuer Jaguar Holding Company II and Pharmaceutical Product Development, LLC (PPDI 6.375% August 1, 2023 144A)
Cusip 47010DAA8
Bonds 205,000
Offering Price $100.00
Spread 1.25%
Cost $205,000
Dealer Executing Trade Credit Suisee Securities
% of Offering  purchased by firm 2.16%
Syndicate Members BARCS,CS,DB,GS,JPM,MS,UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/4/2015
Issuer Anixter Inc (AXE 5.50% March 1, 2023 144A)
Cusip 035287AF8
Bonds 140,000
Offering Price $100.00
Spread 1.25%
Cost $140,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 10.49%
Syndicate Members BAML,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/5/2015
Issuer Party City Holdings Inc. (PRTY 6.125% August 15, 2023 144A)
Cusip 702150AC7
Bonds 90,000
Offering Price $100.00
Spread 1.40%
Cost $90,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.21%
Syndicate Members BAML,BARCS,DB,GS,JPM,MIZUHO,MQB,MS,MUFG,SMFGRP
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/5/2015
Issuer The Royal Bank of Scotland Group plc (RBS FRN December 29, 2049)
Cusip 780099CJ4
Bonds 257,000
Offering Price $100.00
Spread 1.00%
Cost $257,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.91%
Syndicate Members BAML, CS, MS, RBS, JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/5/2015
Issuer The Royal Bank of Scotland Group plc (RBS FRN December 29, 2049)
Cusip 780099CK1
Bonds 200,000
Offering Price $100.00
Spread 1.00%
Cost $200,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.79%
Syndicate Members BAML, CS, MS, RBS, JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/11/2015
Issuer Owens-Brockway (OI 5.875% August 15, 2023 144A)
Cusip 69073TAR4
Bonds 48,000
Offering Price $99.22
Spread 1.25%
Cost $47,625
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.91%
Syndicate Members BAML,BNPPAR,CACIB,DB,GS,JPM,SCOTIA
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/11/2015
Issuer Owens-Brockway (OI 6.375% August 15, 2025 144A)
Cusip 69073TAS2
Bonds 29,000
Offering Price $100.00
Spread 1.25%
Cost $29,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.21%
Syndicate Members BAML,BNPPAR,CACIB,DB,GS,JPM,SCOTIA
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/12/2015
Issuer Post Holdings Inc (POST 7.75% March 15, 2024 144A)
Cusip 737446AH7
Bonds 82,000
Offering Price $100.00
Spread 0.85%
Cost $82,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.50%
Syndicate Members BARCS,BMO,CS, GS, NOMURA, SUNTR,DB,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/12/2015
Issuer Post Holdings Inc (POST 8.00% July 15, 2025 144A)
Cusip 737446AJ3
Bonds 33,000
Offering Price $100.00
Spread 0.85%
Cost $33,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 6.68%
Syndicate Members BARCS,BMO,CS, GS, NOMURA, SUNTR,DB,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/18/2015
Issuer Hill-Rom Holdings, Inc. (HRC 5.75% September 1, 2023 144A)
Cusip 431475AA0
Bonds 110,000
Offering Price $100.00
Spread 1.25%
Cost $110,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.48%
Syndicate Members BAML,GS,JPM,PNCFIN
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/11/2015
Issuer Allegion plc (ALLE 5.875% September 15, 2023)
Cusip 01748TAA9
Bonds 33,000
Offering Price $100.00
Spread 1.50%
Cost $33,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.63%
Syndicate Members BAML,BNPPAR,CS,GS,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/11/2015
Issuer Frontier Communications (FTR 8.875% September 15, 2020 144A)
Cusip 35906AAR9
Bonds 33,000
Offering Price $100.00
Spread 1.75%
Cost $33,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.75%
Syndicate Members BAML,CITI,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/11/2015
Issuer Frontier Communications (FTR 10.50% September 15, 2022 144A)
Cusip 35906AAU2
Bonds 100,000
Offering Price $100.00
Spread 1.75%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.69%
Syndicate Members BAML,CITI,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/11/2015
Issuer Frontier Communications (FTR 11.00% September 15, 2025 144A)
Cusip 35906AAX6
Bonds 333,000
Offering Price $100.00
Spread 1.75%
Cost $333,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.59%
Syndicate Members BAML,CITI,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/21/2015
Issuer Tempur Sealy International, Inc. (TPX 5.625% October 15, 2023 144A)
Cusip 88023UAC5
Bonds 135,000
Offering Price $100.00
Spread 1.38%
Cost $135,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.47%
Syndicate Members BAML,FIFTHI,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/22/2015
Issuer Building Materials Corporation of America (BMCAUS 6.00% October 15, 2025 144A)
Cusip 120111BN8
Bonds 75,000
Offering Price $100.00
Spread 0.50%
Cost $75,000
Dealer Executing Trade Deutsche Bank Securiteis
% of Offering  purchased by firm 0.91%
Syndicate Members BAML,CITI,DB,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/22/2015
Issuer Orbital ATK, Inc. (OA 5.50% October 1, 2023 144A)
Cusip 68557NAB9
Bonds 35,000
Offering Price $100.00
Spread 1.25%
Cost $35,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.14%
Syndicate Members BAML,CITI,JPM,MUFG,SUN,USB,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/24/2015
Issuer Beacon Roofing Supply, Inc. (BECN 6.375% October 1, 2023 144A)
Cusip 073685AA7
Bonds 82,000
Offering Price $100.00
Spread 1.75%
Cost $82,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.89%
Syndicate Members BAML,CITI,JPM,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/24/2015
Issuer Blue Cube Spinco Inc (OLN 9.75% October 15, 2023 144A)
Cusip 095370AA0
Bonds 198,000
Offering Price $100.00
Spread 1.25%
Cost $198,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.70%
Syndicate Members BAML,BARCS,CITI,GS,JPM,PNCFIN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/24/2015
Issuer Blue Cube Spinco Inc (OLN 10.00% October 15, 2025 144A)
Cusip 095370AC6
Bonds 149,000
Offering Price $100.00
Spread 1.25%
Cost $149,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.00%
Syndicate Members BAML,BARCS,CITI,GS,JPM,PNCFIN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/24/2015
Issuer Iron Mountain Inc. (IRM 6.00% October 1, 2020 144A)
Cusip 46284VAA9
Bonds 199,000
Offering Price $100.00
Spread 1.50%
Cost $199,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.10%
Syndicate Members BAML,BARCS,CACIB,GS,HSBCL,JPM,MS,PNCFIN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/25/2015
Issuer Neptune Finco Corp (NEFICO 6.625% October 15, 2025 144A)
Cusip 64072TAC9
Bonds 222,000
Offering Price $100.00
Spread 1.40%
Cost $222,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.15%
Syndicate Members BARCS,BNPPAR,CACIB,DB,JPM,RBCCM,SCOTIA,SG,TDSECS
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/7/2015
Issuer Scotts Miracle-Gro Co (SMG 6.00% October 15, 2023 144A)
Cusip 810186AL0
Bonds 100,000
Offering Price $100.00
Spread 1.25%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.57%
Syndicate Members BAML,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/29/2015
Issuer Lennar Corporation (LEN 4.875% December 15, 2023)
Cusip 526057BW3
Bonds 35,000
Offering Price $99.17
Spread 0.65%
Cost $34,709
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.28%
Syndicate Members BAML,CITI,DB,GS,JPM,MIZUHO,RBCCM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/29/2015
Issuer Level 3 Financing Inc (LVLT 5.375% January 15, 2024 144A)
Cusip 527298BJ1
Bonds 123,000
Offering Price $100.00
Spread 1.50%
Cost $123,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.21%
Syndicate Members BAML,BARCS,CITI,CS,GS,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/2/2015
Issuer The Goodyear Tire & Rubber Company ( GT 5.125% November 15, 2023)
Cusip 382550BE0
Bonds 130,000
Offering Price $100.00
Spread 1.25%
Cost $130,000
Dealer Executing Trade Goldmans Sachs and Company
% of Offering  purchased by firm 4.24%
Syndicate Members BARCS,BNPPAR,CACIB,CITI,DB,GS,HSBCL,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/2/2015
Issuer T-Mobile USA Inc (TMUS 6.50% January 15, 2026)
Cusip 87264AAP0
Bonds 153,000
Offering Price $100.00
Spread 0.13%
Cost $153,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.35%
Syndicate Members BARCS,CITI,DB,GS,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/4/2015
Issuer Central Garden & Pet Company (CENT 6.125% November 15, 2023)
Cusip 153527AL0
Bonds 25,000
Offering Price $100.00
Spread 1.25%
Cost $25,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.45%
Syndicate Members BAML,JPM,SUN
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/9/2015
Issuer HCA Inc (HCA 5.875% February 15, 2026)
Cusip 404119BS7
Bonds 160,000
Offering Price $100.00
Spread 1.00%
Cost $160,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 6.75%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,SUN,UBS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/13/2015
Issuer TeamHealth Inc (TMH 7.25% December 15, 2023 144A)
Cusip 87815VAG8
Bonds 140,000
Offering Price $100.00
Spread 1.75%
Cost $140,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.58%
Syndicate Members BAML,BARCS,CITI,GS,JPM,RBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/18/2015
Issuer Sally Holdings LLC and Sally Capital Inc. (5.625% December 1, 2025)
Cusip 79546VAL0
Bonds 183,000
Offering Price $100.00
Spread 1.50%
Cost $183,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.00%
Syndicate Members BAML,CS,DB,GS,JPM,RBCCM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/19/2015
Issuer Constellation Brands Inc (STZ 4.75% December 1, 2025)
Cusip 21036PAP3
Bonds 130,000
Offering Price $100.00
Spread 1.25%
Cost $130,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.46%
Syndicate Members BAML,JPM,MUFG,RABO,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/19/2015
Issuer Equinix Inc (EQIX 5.875% January 15, 2026)
Cusip 29444UAQ9
Bonds 60,000
Offering Price $100.00
Spread 1.25%
Cost $60,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.77%
Syndicate Members BAML,CITI,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/23/2015
Issuer M/I Homes, Inc. (MHO 6.75% January 15, 2021 144A)
Cusip 55305BAL5
Bonds 135,000
Offering Price $100.00
Spread 1.50%
Cost $135,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.34%
Syndicate Members CITI,JPM,PNCFIN,USB,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/3/2015
Issuer Aramark Services Inc (ARMK 5.125% January 15, 2024 144A)
Cusip 038522AH1
Bonds 45,000
Offering Price $100.00
Spread 1.25%
Cost $45,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.43%
Syndicate Members GS,JPM, BARCS